Commitments	3 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments

Note 9. Commitments

Operating leases

In July 2014, Akoustis, Inc. entered into a 24–month lease agreement for office space located in Cornelius, North Carolina, terminating on June 30, 2016. Under the agreement, total annual rent is $24,000 with the option to renew the lease for two additional one year terms.

In April 2015, Akoustis, Inc. entered into a new lease agreement for office space. The lease is for a three year term with monthly payments of $3,800 and requires a deposit of $10,000. At the time of the execution of the new lease, the original lease for the existing office space had 14 months remaining on the existing two year agreement. Akoustis, Inc. negotiated with the landlord to pay $16,000 for an eight month termination fee, which includes rent through May 15, 2015.

The operating leases provide for annual real estate tax and cost of living increases and contains predetermined increases in the rentals payable during the term of the lease. The aggregate rent expense is recognized on a straight-line basis over the lease term. The total lease rental expense was $25,192 and $2,000 for the three months ended June 30, 2015 and the period May 12, 2104 (Inception) through June 30, 2014, respectively.

Total future minimum payments required under the new operating lease are as follows.

Year Ending June 30,
2016	$45,600
2017	45,600
2018	38,000
$129,200